                                                                   Rule 497(e)
                                                                   R-33-16439

                       GLOBAL VALUE FUND PROSPECTUS SUPPLEMENT
                          TO PROSPECTUS DATED APRIL 1, 1997


    The unaudited financial highlights presented below for the Global Value
Fund relate to the period April 1, 1997 to June 30, 1997. The unaudited financial statements for that Fund for that period are incorporated by reference into the Statement of Additional Information and may be obtained by shareholders upon request.


Financial Highlights - Class A Shares

                                                              For the
For a share outstanding                                     Period Ended
throughout each period:                              June 30,1997 (1)(unaudited)
--------------------------------------------------------------------------------

Net Asset Value, beginning of period                        $    10.00

Net investment income                                             0.06
Net realized gain and unrealized appreciation on investments      0.63
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting From Operations              0.69

Distributions from net investment income                           --
Distributions from realized gain on investments                    --

Net Asset Value, end of period                              $    10.69

Total Return                                                      6.90%

Ratios/Supplemental Data
--------------------------------------------------------------------------------
Net Assets, end of period (000s)                            $   16,403
Ratio of Expenses to Average Net Assets                           1.95%(2)

Ratio of Net Investment Income to Average Net Assets              2.80%(2)
Portfolio Turnover Rate                                             57%
Average Commission Rate Paid(3)                             $   0.0264


-------------------------
    (1)      Class A shares were first issued on April 1, 1997.

    (2) If the Fund had paid all of its expenses and there had been no reimbursement from the Adviser, total return would have been 6.5%, the ratio of expenses to average net assets would have been 4.42%, and the ratio of net investment income to average net assets would have been 0.33%.

    (3) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principle basis, if any.

    Ratios, except for total return and portfolio turnover rate, have been annualized.

    Per-share data with the respect to Class A Shares for the period has been determined by using the average number of Class A shares outstanding throughout the period. Distributions reflect actual per-share amounts distributed for the year.



The accompanying notes are an integral part of these financial statements.

December 3, 1997

ROBERTSON STEPHENS INVESTMENT TRUST

                                                                   Rule 497(e)
                                                                   R-33-16439


ROBERTSON STEPHENS INVESTMENT TRUST
Supplement to Statement of Additional Information dated April 1, 1997



     The financial highlights and financial statements in respect of the Robertson Stephens Global Value Fund, included in the Semi-Annual Report of that Fund for the period ended June 30, 1997, filed electronically on September 30, 1997 (File No. 811-5159), are incorporated into this Statement of Additional Information by reference.


December 3, 1997